================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             ---------------------
                        NATIONAL COMMERCE BANCORPORATION
             (Exact name of registrant as specified in its charter)
                             ---------------------


   TENNESSEE                           6711                        62-0784645
(State or other               (Primary Standard                 (I.R.S. Employer
jurisdiction of                   Industrial                     Identification
incorporation or                Classification                        Number)
organization)                     Code Number)

                              ONE COMMERCE SQUARE
                            MEMPHIS, TENNESSEE 38150
                                 (901) 523-3434

      (Address, including zip code, and telephone number, including area code, of registrant's principal executive officers)

                             ---------------------
                               LEWIS E. HOLLAND
              EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                       NATIONAL COMMERCE BANCORPORATION
                              ONE COMMERCE SQUARE
                           MEMPHIS, TENNESSEE 38150
                                (901) 523-3434

     (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                with a copy to:

                           PHILIP A. THEODORE, ESQ.
                                KING & SPALDING
                             191 PEACHTREE STREET
                          ATLANTA, GEORGIA 30303-1763
                                (404) 572-4676

                             ---------------------
       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
          As soon as practicable following the effectiveness of this
                            Registration Statement.
                             ---------------------

  If any securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21:  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

  An amended index to Exhibits appears at pages II-4 through II-5 hereof.

                                 SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, State of Tennessee, on March 9, 1998.

                               NATIONAL COMMERCE BANCORPORATION


                               By:  /s/ Charles A. Neale
                                  ----------------------
                                  Charles A. Neale
                                  Vice President and General Counsel


  Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.


        Signature                                 Title                           Date
        ---------                                 -----                           ----
/s/ THOMAS M. GARROTT*                 Chairman of the Board, President and   March 9, 1998
-------------------------------------  Chief Executive Officer
Thomas M. Garrott                      (Principal Executive Officer)

/s/ LEWIS E. HOLLAND*                  Executive Vice President,              March 9, 1998
-------------------------------------  Treasurer and Chief Financial
Lewis E. Holland                       Officer (Principal Financial Officer
                                       and Principal Accounting Officer)

/s/ FRANK G. BARTON, JR.*              Director                               March 9, 1998
-------------------------------------
Frank G. Barton, Jr.

/s/ R. GRATTAN BROWN, JR.*             Director                               March 9, 1998
-------------------------------------
R. Grattan Brown, Jr.

Bruce E. Campbell, Jr.                 Director                               January __, 1998
-------------------------------------

/s/ JOHN D. CANALE, III*               Director                               March 9, 1998
-------------------------------------
John D. Canale, III

/s/ THOMAS C. FARNSWORTH, JR.*         Director                               March 9, 1998
-------------------------------------
Thomas C. Farnsworth, Jr.

/s/ R. LEE JENKINS*                    Director                               March 9, 1998
-------------------------------------
R. Lee Jenkins

/s/ W. NEELY MALLORY, JR.*             Director                               March 9, 1998
-------------------------------------
W. Neely Mallory, Jr.

-------------------------------------  Director                               January __, 1998
James E. McGehee, Jr.


             Signature                   Title                                  Date
             ---------                   -----                                  ----
/s/ HARRY J. PHILLIPS, SR.*            Director                               March 9, 1998
-------------------------------------
Harry J. Phillips, Sr.

-------------------------------------  Director                               January __, 1998
Sidney A. Stewart, Jr.

 /s/ G. MARK  THOMPSON*                Director                               March 9, 1998
-------------------------------------
G. Mark Thompson

-------------------
* Charles A. Neale by signing his name hereto, does hereby sign this Registration Statement on behalf of each of the directors and officers of Registrant after whose typed names asterisks appear pursuant to powers duly executed by such directors and officers, and filed with the Securities and Exchange Commission in Part II of the Registration Statement.

                                 AMENDED INDEX TO EXHIBITS

 EXHIBIT
 NUMBER          DESCRIPTION OF EXHIBITS
--------         -----------------------

    2.1 Agreement and Plan of Merger among National Commerce Bancorporation, National Commerce Community Bancorp, Inc. and Bancshares of West Memphis, Inc. dated January 26, 1998 (included as Appendix I to the Information Statement/Prospectus in Part I of this Registration Statement). The exhibits and schedules to this Exhibit, comprising the form of Plan of Merger, Non-Competition Agreement, Affiliate Agreement and certain disclosure schedules, have been omitted. The Registrant hereby undertakes to furnish supplementally to the Commission any such omitted exhibit or schedule. (Filed previously)

    3.1 Charter of National Commerce Bancorporation as amended and restated (filed as Exhibit 3.1 to the Registrant's Form 10-K for the year ended December 31, 1996 (File No. 0-6094) and incorporated herein by reference).

    3.2          Bylaws of National Commerce Bancorporation as amended (filed as
                 Exhibit 3.2 to the Registrant's Form 10-K for the year ended December 31, 1995 (File No. 0-6094) and incorporated herein by reference).

    4.1 Specimen Stock Certificate (filed as Exhibit 4.1 to the Registrant's Form 10-K for the year ended December 31, 1996 (File No. 0-6094) and incorporated herein by reference).

    5.1 Opinion of Susan Warner, associate counsel of the Registrant, as to the legality of the shares of the Registrant's Common Stock being registered. (Filed previously)

    8.1 Opinion of Ernst & Young LLP, tax advisors to the Registrant, as to certain federal income tax consequences of the Merger. (Filed herewith)

   10.1 Form of Promissory Notes of NBC payable to The Mallory Partners (filed as Exhibit 10.1 to the Registrant's Form 10-K for the year ended December 31, 1987 (File No. 0-6094) and incorporated herein by reference).

   10.2 Employment Agreement as of October 1, 1991, by and between National Bank of Commerce and Bruce E. Campbell, Jr. (filed as
                 Exhibit 10.5 to the Registrant's Form 10-K for the year ended December 31, 1987 (File No. 0-6094) and incorporated herein by reference).

   10.3 Employment Agreement dated as of January 1, 1992, by and between National Bank of Commerce and John S. Evans (filed as
                 Exhibit 10.6 to the Registrant's Form 10-K for the year ended December 31, 1992 (File No. 0-6094) and incorporated herein by reference).

   10.4 Employment Agreement dated as of January 1, 1992, by and between National Bank of Commerce and William R. Reed, Jr. (filed as Exhibit 10.8 to the Registrant's Form 10-K for the year ended December 31, 1992 (File No. 0-6094) and incorporated herein by reference).

   10.5 Employment Agreement dated as of September 1, 1993, by and between National Bank of Commerce and Thomas M. Garrott (filed as Exhibit 10.9 to the Registrant's Form 10-K for the year ended December 31, 1994 (File No. 0-6094) and incorporated herein by reference).

   10.6 Employment Agreement dated as of September 1, 1993, by and between National Bank of Commerce and Gary L. Lazarini (filed as Exhibit 10.10 to the Registrant's Form 10-K for the year ended December 31, 1994 (File No. 0-6094) and incorporated herein by reference).

   10.7 Employment Agreement dated as of September 1, 1993, by and between National Bank of Commerce and Mackie H. Gober (filed as
                 Exhibit 10.11 to the Registrant's Form 10-K for the year ended December 31, 1994 (File No. 0-6094) and incorporated herein by reference).

   10.8          Deferred Compensation Agreement for Thomas M. Garrott (filed as
                 Exhibit 10c(2) to the Registrant's Form 10-K for the year ended December 31, 1984 (File No. 0-6094) and incorporated herein by reference).

   10.9 Employment Agreement dated as of July 1, 1994, by and between National Bank of Commerce and Lewis E. Holland (filed as
                 Exhibit 10.14 to the Registrant's Form 10-K for the year ended December 31, 1994 (File No. 0-6094) and incorporated herein by reference).

   10.10 Split Dollar Insurance Plan (filed as Exhibit 10c(3) to the Registrant's Form 10-K for the year ended December 31, 1984 (File No. 0-6094) and incorporated herein by reference).

   10.11 Bonus Incentive Plan (filed as Exhibit 10c(1) to the Registrant's Form 10-K for the year ended December 31, 1980 (File No. 0-6094) and incorporated herein by reference).

  EXHIBIT
  NUMBER         DESCRIPTION OF EXHIBITS
  -------        -----------------------

   10.12         1982 Incentive Stock Option Plan, as amended. (filed as Exhibit
                 10.8 to the Registrant's Form 10-K for the year ended December 31, 1988 (File No. 0-6094)) and incorporated herein by reference).

   10.13 1986 Stock Option Plan (filed as Exhibit A to the Registrant's Proxy Statement for the 1987 Annual Meeting of Shareholders and incorporated herein by reference).

   10.14 1990 Stock Plan (filed as Exhibit A to the Registrant's Proxy Statement for the 1990 Annual Meeting of Shareholders and incorporated herein by reference).

   10.15         Form of Amendment to 1986 Stock Option Plan (filed as Exhibit
                 10.10 to the Registrant's Form 10-K for the year ended December 31, 1988 (File No. 0-6094) and incorporated herein by reference).

   10.16 1994 Stock Plan (filed as Exhibit A to the Registrant's Proxy Statement for the 1994 Annual Meeting of Shareholders and incorporated herein by reference).

   10.17         Resolution authorizing Pension Restoration Plan (filed as
                 Exhibit 10(c)(7) to the Registrant's Form 10-K for the year ended December 31, 1986 (File No. 0-6094) and incorporated herein by reference).

   11            Statement re:  Earnings Per Share.

   21            Subsidiaries of the Registrant.  (Filed previously)

   23.1          Consent of Ernst & Young LLP.  (Filed previously)

   23.2          Consent of Ernst & Young LLP.  (Filed previously)

   23.3          Consent of Erwin & Co.  (Filed previously)

   23.4          Consent of Ernst & Young LLP (included in the opinion filed on
                 Exhibit 8.1).

   24            Powers of Attorney (see signature pages).  (Filed previously)